GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Strategic International Equity Fund

(the “Fund”)

Supplement dated January 31, 2018 to the

Institutional and Service Shares Prospectuses (the “Prospectuses”), Institutional and Service Shares Summary Prospectuses (the “Summary Prospectuses”) and Statement of Additional Information (“SAI”),

each dated April 28, 2017, each as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on December 13, 2017, the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust approved certain changes to the Fund’s name and principal investment strategy. The Fund’s investment adviser, Goldman Sachs Asset Management, L.P., also proposed changes to the Fund’s portfolio managers in light of these changes. These changes will take effect on April 23, 2018 (the “Effective Date”). This Supplement supersedes the Supplement dated December 22, 2017 to the Prospectuses, Summary Prospectuses and SAI.

The Fund’s name will change to the “Goldman Sachs International Equity Insights Fund.” The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in the securities of issuers in emerging market countries. The Fund will seek broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy with some exposure to small-cap issuers.

Additionally, the Fund’s contractual management fee rate will be lowered from 0.85% to 0.81% of the Fund’s average daily net assets. The Total Annual Fund Operating Expenses after Expense Limitation will not change.

Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Strategic International Equity Fund” are replaced with “Goldman Sachs International Equity Insights Fund.”

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Summary—Fees and Expenses of the Fund” section of the Institutional Shares Prospectus and the “Fees and Expenses of the Fund” section of the Institutional Shares Summary Prospectus:

Institutional
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.03%
Expense Limitation[3]	(0.15)%
Total Annual Fund Operating Expenses After Expense Limitation[2]	0.88%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Summary—Fees and Expenses of the Fund” section of the Service Shares Prospectus and the “Fees and Expenses of the Fund” section of the Service Shares Summary Prospectus:

Service
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.81%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.28%
Expense Limitation[3]	(0.15)%
Total Annual Fund Operating Expenses After Expense Limitation[2]	1.13%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the table in the “Summary—Expense Example” section of the Institutional Shares Prospectus and “Expense Example” section of the Institutional Shares Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$90	$313	$554	$1,246

The following replaces in its entirety the table in the “Summary—Expense Example” section of the Service Shares Prospectus and “Expense Example” section of the Service Shares Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$115	$391	$688	$1,532

The following replaces in its entirety the “Summary—Principal Strategy” section in the Prospectuses and “Principal Strategy” section in the Summary Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments of non-U.S. issuers.

The Fund intends to have investments economically tied to at least three countries not including the United States, and may invest in the securities of issuers in emerging market countries. The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.

The portfolio management team uses a bottom-up stock selection strategy to manage the Fund.

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund seeks to maximize its expected return, while maintaining risk, style and capitalization characteristics similar to the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged). The

MSCI EAFE Standard Index (Net, USD, Unhedged) is designed to measure equity market performance of the large and mid capitalization segments of developed markets, excluding the U.S. and Canada.

The Fund may also invest in fixed income securities that are considered to be cash equivalents.

The Fund’s benchmark index is the MSCI EAFE Standard Index (Net, USD, Unhedged).

In the “Summary—Principal Risks of the Fund” section in the Prospectuses and “Principal Risks of the Fund” section in the Summary Prospectuses, “Foreign Custody Risk” is removed and the following risks are added:

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

The following replaces in its entirety the first paragraph under the “Summary—Performance” section in the Institutional Shares Prospectus and “Performance” section in the Institutional Shares Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. Since the Fund’s inception through April 22, 2018, the Fund had been known as the Goldman Sachs Strategic International Equity Fund, and certain of its strategies differed. Performance information set forth below prior to April 23, 2018 reflects the Fund’s former strategies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.gsamfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

The following replaces in its entirety the first paragraph under the “Summary—Performance” section in the Service Shares Prospectus and “Performance” section in the Service Shares Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. Since the Fund’s inception through April 22, 2018, the Fund had been known as the Goldman Sachs Strategic International Equity Fund, and certain of its strategies differed. Performance information set forth below prior to April 23, 2018 reflects the Fund’s former strategies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.gsamfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

The following replaces in its entirety the “Portfolio Manager” subsection of the “Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Len Ioffe, CFA, Managing Director, has managed the Fund since 2018; Osman Ali, CFA, Managing Director, has managed the Fund since 2018; and Takashi Suwabe, Managing Director, has managed the Fund since 2018.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies” section of the Prospectuses:

The Fund seeks to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in non-U.S. issuers. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time. The Fund intends to have investments that are economically tied to at least three countries, not including the United States, and may invest in the securities of issuers in emerging countries.

A non-US. issuer is an issuer economically tied to a country other than the United States. In determining whether an issuer is economically tied to a country other than the United States, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in a country other than the United States;
⬛	Has its principal office in a country other than the United States;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more countries other than the United States;
⬛	Maintains 50% or more of its assets in one or more countries other than the United States; or
⬛	Is otherwise determined to be economically tied to a country other than the United States by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy. The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Fund seeks to maximize the Fund’s expected return, while maintaining risk, style, and capitalization characteristics similar to its benchmark index, the MSCI EAFE Standard Index (Net, USD, Unhedged) adjusted for the Investment Adviser’s country views. The MSCI EAFE Stardard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of large and mid capitalization segments of developed markets, excluding the U.S. and Canada.

The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S.

government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, exchange-traded funds (“ETFs”) and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

GSAM serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

Step 1: Stock Selection

Stock Selection. The Investment Adviser then attempts to forecast expected returns on over 10,000 stocks globally on a daily basis using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team. These models are based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

For additional information regarding the investment themes that the Investment Adviser may employ from time to time, please consult the Fund’s SAI.

Step 2: Portfolio Construction

The Investment Adviser then seeks to manage risk by maintaining characteristics such as size to be similar to those of the applicable benchmark and by limiting the size of individual stock positions. The Investment Adviser also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. The Investment Adviser uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given the Fund’s benchmark.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team takes into account expected execution costs and evaluates multiple trading options.

The Fund’s stock selection process relies on quantitative techniques and a qualitative overlay. As a result of the qualitative overlay, the Fund’s investments may not correspond to those generated by the Investment Adviser’s proprietary models. The Fund may invest in stocks other than those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the Investment Adviser’s proprietary research. For additional information, please consult the Fund’s SAI.

References in the Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

The “Initial Public Offerings (“IPOs”) row of the “Investment Practices” table under the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectuses is deleted.

The “Asset-Backed and Mortgage-Backed Securities” and “Non-Investment Grade Fixed Income Securities” rows are deleted and the following row is added to the “Investment Securities” table under the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectuses:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

International Equity Insights Fund
Derivatives	•

The following replaces the existing row “Investment Securities” table and footnotes 3 and 5 to the table under the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectuses:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

International Equity Insights Fund
Fixed Income Securities[3,5]	20

[3]	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only. The Fund may invest in bank obligations issued by U.S. or foreign banks.

[5]	Except as noted under “Convertible Securities,” fixed income securities must be investment grade (i.e., BBB– or higher by Standard & Poor’s, Baa3 or higher by Moody’s) or have a comparable credit rating by another NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The “Initial Public Offering (“IPO”) Risk” and “Non-Investment Grade Fixed Income Securities Risk” columns are deleted and the following replaces the existing columns in the table under the “Risks of the Fund” section of the Prospectuses:

	Foreign Custody	Investment Style	Management	Mid-Cap and Small-Cap
International Equity Insights	•	✓	✓	✓

The following columns are added to the table under the “Risks of the Fund” section of the Prospectuses:

	Portfolio Turnover Rate	Swaps
International Equity Insights	✓	•

Under the “Risks of the Fund” section of the Prospectuses, “Initial Public Offering (“IPO”) Risk” and “Non-Investment Grade Fixed Income Securities Risk” are deleted and the following are added:

Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

The following replaces the table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectuses:

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended December 31, 2016*
International Equity Insights	0.81%	First $1 Billion	0.81%
	0.73%	Next $1 Billion
	0.69%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion

The following is added as a new second paragraph below the table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Prior to April 23, 2018, the management fee rate for the Fund was 0.85% on the first $1 billion of average daily net assets, 0.77% on the next $1 billion of average daily net assets, 0.73% on the next $3 billion of average daily net assets, 0.72% on the next $3 billion of average daily net assets, and 0.71% on amounts over $8 billion of average daily net assets. Effective April 28, 2017 through April 28, 2018, the Investment Adviser has agreed to waive a portion of the management fee in order to achieve an effective net management fee rate of 0.81% of the Fund’s average daily net assets.

The following replaces in its entirety the “Service Providers—Fund Managers” section of the Prospectuses:

Quantitative Investment Strategies (“QIS”) Team

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, development and maintenance of quantitative models and processes in combination with a qualitative overlay, asset allocation, risk budgeting and general oversight of research, implementation processes and the management of the Fund’s portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Len Ioffe, CFA Managing Director	Portfolio Manager—International Equity Insights	2018	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.
Osman Ali, CFA Managing Director	Portfolio Manager—International Equity Insights	2018	Mr. Ali joined the Investment Adviser in 2003 and has been a member of the research and portfolio management team within the QIS team since 2005.
Takashi Suwabe Managing Director	Portfolio Manager—International Equity Insights	2018	Mr. Suwabe is co-head of active equity research in the QIS team. He joined the Investment Adviser in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

The following replaces the heading and the fourth and fifth paragraphs of the “Investment Objectives and Policies—General Information Regarding the Equity Funds” section of the SAI:

General Information Regarding the Equity Funds (Other than the Equity Index Fund)

Quantitative Style Equity Funds. The International Equity Insights, U.S. Equity Insights and Small Cap Equity Insights Funds (the “Equity Insights Funds”) are managed using both quantitative and fundamental techniques, in combination with a qualitative overlay. The investment process and the proprietary multifactor models used to implement it are discussed below.

Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the U.S. Equity Insights and Small Cap Equity Insights Funds and a broad universe of non-U.S. equity investments for International Equity Insights Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.

The “Investment Objectives and Policies—Information About the Strategic International Equity Fund” section of the SAI is deleted in its entirety.

The following replaces the row for the Fund in the contractual rate table in the “Management Services” section of the Fund’s SAI:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended December 31, 2016
International Equity Insights	0.81% on the first $1 billion	0.81%	*
	0.73% on the next $1 billion
	0.69% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion

The following is added as a new footnote to the contractual rate table in the “Management Services” section of the Fund’s SAI:

*	Prior to April 23, 2018, the management fee rates for the International Equity Insights Fund were 0.85% on the first $1 billion of average daily net assets, 0.77% on the next $1 billion of average daily net assets, 0.73% on the next $3 billion of average daily net assets, 0.72% on the next $3 billion of average daily net assets, and 0.71% on amounts over $8 billion of average daily net assets.

The Fund is removed from footnote 1 to the contractual rate table in the “Management Services” section of the Fund’s SAI.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITINTOPSSTK 01-18